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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 24, 2001


                          AMERICAN STATES WATER COMPANY
               (Exact Name of Registrant as Specified in Charter)


  California                        333-47647                    95-4676679
---------------                  ----------------            -------------------
(State or Other                  (Commission File               (IRS Employer
Jurisdiction of                       Number)                Identification No.)
Incorporation)


          630 East Foothill Boulevard San Dimas, California 91773-9016
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (909) 394-3600

                                 Not Applicable
                          ----------------------------
          (Former Name or Former Address, if Changed since Last Report)



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ITEM 7.       EXHIBITS

       (a)   Not Applicable.

       (b)   Not Applicable.

       (c)   Exhibits

              99.1 Press Release dated May 25, 2001, of the Registrant.

ITEM 9.       REGULATION FD DISCLOSURE

        Attached hereto as Exhibit 99.1 and incorporated herein by reference, is a copy of a press release to be issued by American States Water Company on May 25, 2001.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           AMERICAN STATES WATER COMPANY,
                           a California corporation


May 24, 2001                  By:   /s/ McCLELLAN HARRIS III
                              --------------------------------------------------
                              McClellan Harris III
                              Chief Financial Officer, Vice President - Finance,
                              Treasurer and Corporate Secretary
                              (Principal Financial Officer)



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                                  EXHIBIT INDEX


            99.1 Press Release dated May 25, 2001, of the Registrant.